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                                                                    Exhibit 10.8

                    STRATEGIC TEAMING AND MARKETING AGREEMENT


  THIS AGREEMENT, made as of this 18th day of February 1999 by and between iBiz Technology Corp. A Florida corporation with a place of business at 2331 W. Royal Palm Rd, Suite E 105 Phoenix, AZ 85021, hereinafter referred to as iBiz and Global Telephone Communication Inc. a Nevada corporation with a place of business at 3838 Camino Del Rio North Suite 333, San Diego California 92108 herein after referred to as GTCI, and collectively referred to as the Parties.

                                   WITNESSETH:

         WHEREAS, the Parties have identified certain business opportunities;

         WHEREAS, the Parties have unique capabilities which they believe complementary and not independently available within either of their respective companies; and

         WHEREAS, the Parties wish to enter into this Agreement in order to develop the best management and technical approach for said business opportunities;

         WHEREAS, iBiz is a corporation specializing in "small footprint," computer technology solutions for the financial services industry and other space-conscience computing environments; and

         WHEREAS GTCI is a telecommunications corporation providing communication products and services in China and the Pacific Rim; and

         NOW, THEREFORE, the Parties hereby agree as follows:

1. iBiz agrees to give non-exclusive marketing rights of its products to GTCI for a period of five (5) years to the Asian territories defined as: Mainland China/Hong Kong, Taiwan, South Korea, North Korea, Thailand, Vietnam, Cambodia, Myanmar (Burma), Laos, Malaysia, the Philippines, Indonesia and Japan. See Schedule A

2. GTCI agrees to use every effort and resource to market iBiz products in the Asian territories (defined in paragraph 1) for period of five (5) years.

PROPRIETARY INFORMATION

         The party receiving the proprietary information shall be hereinafter referred to as the receiving Party and the Party furnishing the information the transmitting Party. The receiving Party agrees to keep in confidence and prevent the unauthorized disclosure to any person or persons outside its organization, and agrees further not to use for a purpose other

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than for which furnished (and then only with appropriate restrictions governing its use) any and all data and information including all data and information previously furnished by the transmitting party relating to the subject areas of expertise of the transmitting Party. This includes all data and information which is designated in writing, or by appropriate stamp or legend, by the transmitting Party to be of a proprietary nature. The receiving Party shall not be liable for unauthorized disclosure of any such data or information if the same:

                  (a)      is in the public domain at the time it was disclosed;
                           or

                  (b) is disclosed inadvertently despite the exercise of the same degree of care as the receiving Party takes to preserve and safeguard its own proprietary information, provided also that any person having access to such information shall be advised of the contents of this Agreement; or

                  (C) is disclosed with a written approval of the transmitting Party; or

                  (D)      was independently developed by the receiving Party;
                           or

                  (E) becomes known to the receiving Party from a source other than the transmitting Party who is legally entitled to such information without breach of this Agreement; or

                  (F) was not identified in writing, or by application of the appropriate identifying stamp or legend, as proprietary information subject to this Agreement; or

                  Each Party shall designate in writing the individual or individuals authorized to receive proprietary information under this Agreement and either Party may change its designation by written notice to the other.

CLASSIFIED INFORMATION

         To the extent the obligations of the Parties hereunder require providing a customer or potential customer, confidential or sensitive information, the Parties agree that the customer shall execute such appropriate Non-Disclosure Agreement to protect such information, the form of which shall be agreed upon by both Parties.

TERMINATION

         This Agreement and all rights and duties hereunder, except those under paragraph 3, above, which shall survive termination of this Agreement, may be terminated by either Party, on thirty (30) days' prior written notice to the other.

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THIRD-PARTY TRADEMARKS

         During the performance of this Agreement, the following shall apply with respect to trademarks:

It is understood that each Party will use its best effort to convey information to the other Party which is clear of third-party rights; however, none of the information which may be submitted or exchanged by the Parties shall constitute any representation, warranty, assurance, guarantee or inducement by either Party to the other with respect to the unknown or unasserted infringement of trademark, patents, copyrights or any right to privacy, or other rights of third persons.

EXPENSES

         Except as otherwise set forth herein, or as may be mutually agreed by the Parties, and except for the compensation which may be paid to the Parties in accordance with any such contracts and subcontracts, each Party shall bear all of its own expenses incurred in connection with the business opportunities referred to herein.

PUBLICITY

         No publicity or advertising regarding any proposal or contract relating to this Agreement shall be released without prior approval of both Parties, with exception that this Agreement may be made known to the customer, and certain information made public as required by the Securities Exchange Commission (SEC) or other regulatory agencies.

ASSIGNMENTS

         Neither Party may assign or transfer its interest herein without the prior written consent of the other. This approval requirement shall not apply to the assignment to any successor corporation in the event of a merger or consolidation. Any consent required shall not be unreasonably withheld.

COMPLIANCE WITH LAW

         The Parties shall comply with all applicable federal, state and local laws and regulations.

LIMITATION OF LIABILITY

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         Neither Party shall be liable to the other for any indirect, incidental, special or consequential damages, however caused, whether as a consequence of the negligence of the one Party or otherwise.

SEVERABILITY

         If any provision of this Agreement or part of such provision is or becomes invalid or unenforceable, then the remaining provisions hereof shall continue to be effective.

WAIVERS

         No waiver by a party of any its rights or remedies shall be construed as a waiver by such party of any other rights or remedies that such party may have under this Agreement.

ENTIRE AGREEMENT

         This Agreement contains the entire Agreement between the Parties and supercedes any previous understanding, commitments, or agreement, oral or written. This Agreement shall not be amended nor shall any waiver of any right hereunder be effective, unless set forth in a document executed by duly authorized representatives of both Parties. The validity, construction, scope and performance of this Agreement shall be governed by the laws of the State of California.

IN WITNESS WHEREOF, the Parties hereby have caused this Agreement to be duly executed on the day and year first above written.

Global Telephone Communication Inc.         iBiz Technology Corp.


By:__________________________               By:_________________________

Name:     Terry Wong                        Name:      Ken Schilling

Title:    President                         Title:     President

DATE:_______________________                DATE:______________________


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                                   SCHEDULE A
     i-Key 2000 - Ergonomic Wireless Keyboard with Glidepoint and Palm Rest
       TV3682 - Financial Application Keyboard with Integrated Glidepoint
                     TV3681 - Financial Application Keyboard

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